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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 7, 2003
                                                 -------------------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

             DELAWARE                        1-16463                            13-4004153
-----------------------------------   ------------------------     ------------------------------------
  (State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
  incorporation or organization)

   701 MARKET STREET, ST. LOUIS, MISSOURI                                         63101
-------------------------------------------------------------------------------------------------------
  (Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code  (314) 342-3400
                                                   -------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 7, 2003, Peabody Energy Corporation issued a press release announcing its plan to offer $500 million of senior notes due 2013 to certain institutional investors in a transaction that is exempt from the registration requirements of the Securities Act of 1933. A copy of Peabody's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

See the Exhibit Index at page 4 of this report.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEABODY ENERGY CORPORATION

Date: March 10, 2003                   /s/ JEFFERY L. KLINGER
                                       --------------------------------------
                                       Jeffery L. Klinger
                                       Vice President - Legal Services



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


                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


   Exhibit
     No.                     Description of Exhibit
   -------                   ----------------------
    99.1                     Press release of Peabody Energy Corporation dated March 7, 2003.



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